Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Financial Industries Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	46,273,460.8221	49.718%	93.645%
Withhold	3,140,057.9389	3.374%	6.355%
TOTAL	49,413,518.7610	53.092%	100.000%
John G. Vrysen
Affirmative	46,214,815.5680	49.655%	93.527%
Withhold	3,198,703.1930	3.437%	6.473%
TOTAL	49,413,518.7610	53.092%	100.000%
James F. Carlin
Affirmative	46,192,768.9196	49.631%	93.482%
Withhold	3,220,749.8414	3.461%	6.518%
TOTAL	49,413,518.7610	53.092%	100.000%
William H. Cunningham
Affirmative	46,186,894.4972	49.625%	93.470%
Withhold	3,226,624.2638	3.467%	6.530%
TOTAL	49,413,518.7610	53.092%	100.000%
Deborah Jackson
Affirmative	46,276,909.9516	49.722%	93.652%
Withhold	3,136,608.8094	3.370%	6.348%
TOTAL	49,413,518.7610	53.092%	100.000%
Charles L. Ladner
Affirmative	46,230,717.9750	49.672%	93.559%
Withhold	3,182,800.7860	3.420%	6.441%
TOTAL	49,413,518.7610	53.092%	100.000%
Stanley Martin
Affirmative	46,176,890.2932	49.614%	93.450%
Withhold	3,236,628.4678	3.478%	6.550%
TOTAL	49,413,518.7610	53.092%	100.000%
Patti McGill Peterson
Affirmative	46,152,230.2207	49.588%	93.400%
Withhold	3,261,288.5403	3.504%	6.600%
TOTAL	49,413,518.7610	53.092%	100.000%
John A. Moore
Affirmative	46,213,936.7495	49.654%	93.525%
Withhold	3,199,582.0115	3.438%	6.475%
TOTAL	49,413,518.7610	53.092%	100.000%

Steven R. Pruchansky
Affirmative	46,179,768.5417	49.618%	93.456%
Withhold	3,233,750.2193	3.474%	6.544%
TOTAL	49,413,518.7610	53.092%	100.000%
Gregory A. Russo
Affirmative	46,176,483.1736	49.614%	93.449%
Withhold	3,237,035.5874	3.478%	6.551%
TOTAL	49,413,518.7610	53.092%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Financial Industries Fund, held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust II and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	14,734,411.9190	38.673%	67.570%
Against	895,279.4614	2.350%	4.106%
Abstain	916,934.8516	2.407%	4.205%
Broker Non-Votes	5,259,516.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3F DID NOT PASS ON MAY 5, 2009

3A. Revise: Concentration

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	14,469,027.7492	37.977%	66.353%
Against	1,025,221.0561	2.691%	4.702%
Abstain	1,052,376.4267	2.762%	4.826%
Broker Non-Votes	5,259,517.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

3B. Revise: Diversification
Affirmative	14,581,688.0352	38.273%	66.870%
Against	939,875.9346	2.467%	4.310%
Abstain	1,025,061.2622	2.690%	4.701%
Broker Non-Votes	5,259,517.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

3C. Revise: Underwriting

Affirmative	14,476,362.5048	37.996%	66.387%
Against	1,015,412.5721	2.665%	4.657%
Abstain	1,054,849.1551	2.769%	4.837%
Broker Non-Votes	5,259,518.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

3D. Revise: Real Estate

Affirmative	14,353,667.7122	37.675%	65.824%
Against	1,115,337.7425	2.927%	5.115%
Abstain	1,077,619.7773	2.828%	4.942%
Broker Non-Votes	5,259,517.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

3E. Revise: Loans

Affirmative	14,338,085.5862	37.633%	65.752%
Against	1,146,463.2141	3.009%	5.258%
Abstain	1,062,077.4317	2.788%	4.871%
Broker Non-Votes	5,259,516.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

3F. Revise: Senior Securities

Affirmative	14,426,519.0075	37.865%	66.159%
Against	1,022,542.7195	2.684%	4.689%
Abstain	1,097,564.5050	2.881%	5.033%
Broker Non-Votes	5,259,516.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASS B, AND DID NOT PASS FOR CLASS A AND C. (There was no Quorum for Classes C)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	12,258,176.6141	36.871%	64.453%
Against	1,174,167.4679	3.532%	6.174%
Abstain	933,476.0080	2.808%	4.908%
Broker Non-Votes	4,652,999.0000	13.996%	24.465%
TOTAL	19,018,819.0900	57.207%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

Affirmative	1,435,840.4810	44.316%	71.669%
Against	105,221.0909	3.248%	5.252%
Abstain	107,382.4571	3.314%	5.360%
Broker Non-Votes	354,984.0000	10.956%	17.719%
TOTAL	2,003,428.0290	61.834%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

Affirmative	482,900.2840	29.938%	61.650%
Against	22,516.0620	1.396%	2.875%
Abstain	26,333.1390	1.633%	3.362%
Broker Non-Votes	251,531.0000	15.594%	32.113%
TOTAL	783,280.4850	48.561%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	14,236,883.7857	37.368%	65.289%
Against	1,259,969.4804	3.307%	5.778%
Abstain	1,049,769.9659	2.755%	4.814%
Broker Non-Votes	5,259,519.0000	13.805%	24.119%
TOTAL	21,806,142.2320	57.235%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Investment Trust II

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	31,587,155.8019	33.939%	63.924%
Against	2,676,127.7053	2.875%	5.416%
Abstain	2,165,457.2538	2.327%	4.382%
Broker Non-Votes	12,984,778.0000	13.951%	26.278%
TOTAL	49,413,518.7610	53.092%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Regional Bank Fund, was held at 601 Congress Street, Boston, Massa-chusetts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	46,273,460.8221	49.718%	93.645%
Withhold	3,140,057.9389	3.374%	6.355%
TOTAL	49,413,518.7610	53.092%	100.000%
John G. Vrysen
Affirmative	46,214,815.5680	49.655%	93.527%
Withhold	3,198,703.1930	3.437%	6.473%
TOTAL	49,413,518.7610	53.092%	100.000%
James F. Carlin
Affirmative	46,192,768.9196	49.631%	93.482%
Withhold	3,220,749.8414	3.461%	6.518%
TOTAL	49,413,518.7610	53.092%	100.000%
William H. Cunningham
Affirmative	46,186,894.4972	49.625%	93.470%
Withhold	3,226,624.2638	3.467%	6.530%
TOTAL	49,413,518.7610	53.092%	100.000%
Deborah Jackson
Affirmative	46,276,909.9516	49.722%	93.652%
Withhold	3,136,608.8094	3.370%	6.348%
TOTAL	49,413,518.7610	53.092%	100.000%
Charles L. Ladner
Affirmative	46,230,717.9750	49.672%	93.559%
Withhold	3,182,800.7860	3.420%	6.441%
TOTAL	49,413,518.7610	53.092%	100.000%
Stanley Martin
Affirmative	46,176,890.2932	49.614%	93.450%
Withhold	3,236,628.4678	3.478%	6.550%
TOTAL	49,413,518.7610	53.092%	100.000%
Patti McGill Peterson
Affirmative	46,152,230.2207	49.588%	93.400%
Withhold	3,261,288.5403	3.504%	6.600%
TOTAL	49,413,518.7610	53.092%	100.000%
John A. Moore
Affirmative	46,213,936.7495	49.654%	93.525%
Withhold	3,199,582.0115	3.438%	6.475%
TOTAL	49,413,518.7610	53.092%	100.000%

Steven R. Pruchansky
Affirmative	46,179,768.5417	49.618%	93.456%
Withhold	3,233,750.2193	3.474%	6.544%
TOTAL	49,413,518.7610	53.092%	100.000%
Gregory A. Russo
Affirmative	46,176,483.1736	49.614%	93.449%
Withhold	3,237,035.5874	3.478%	6.551%
TOTAL	49,413,518.7610	53.092%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Regional Bank Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust II and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	22,587,454.5871	41.089%	68.267%
Against	1,494,826.6782	2.719%	4.518%
Abstain	1,278,978.4067	2.327%	3.866%
Broker Non-Votes	7,725,259.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3D AND 3F PASSED ON MAY 5 2009. PROPOSAL 3E, 3J and 3O DID NOT PASS ON MAY 5, 2009.

3A. Revise: Concentration

Affirmative	22,196,177.8714	40.377%	67.086%
Against	1,708,684.1686	3.108%	5.164%
Abstain	1,456,489.6320	2.650%	4.402%
Broker Non-Votes	7,725,167.0000	14.053%	23.348%
TOTAL	33,086,518.6720	60.188%	100.000%

3B. Revise: Diversification

Affirmative	22,444,563.7005	40.829%	67.836%
Against	1,528,430.4164	2.780%	4.620%
Abstain	1,385,723.5551	2.521%	4.188%
Broker Non-Votes	7,727,801.0000	14.058%	23.356%
TOTAL	33,086,518.6720	60.188%	100.000%

3C. Revise: Underwriting

Affirmative	22,227,584.0933	40.434%	67.180%
Against	1,603,378.2662	2.917%	4.846%
Abstain	1,530,291.3125	2.784%	4.625%
Broker Non-Votes	7,725,265.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

3D. Revise: Real Estate

Affirmative	22,185,797.6452	40.359%	67.054%
Against	1,754,383.5458	3.191%	5.302%
Abstain	1,421,071.4810	2.585%	4.295%
Broker Non-Votes	7,725,266.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

3E. Revise: Loans

Affirmative	22,002,951.3926	40.026%	66.501%
Against	1,893,265.4396	3.444%	5.722%
Abstain	1,465,036.8398	2.665%	4.428%
Broker Non-Votes	7,725,265.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

3F. Revise: Senior Securities

Affirmative	22,288,163.3067	40.545%	67.363%
Against	1,563,108.5310	2.843%	4.724%
Abstain	1,509,981.8343	2.747%	4.564%
Broker Non-Votes	7,725,265.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

3J. Eliminate: Margin Investment; Short Selling

Affirmative	22,092,581.7030	40.189%	66.772%
Against	1,847,275.8178	3.360%	5.583%
Abstain	1,421,395.1512	2.586%	4.296%
Broker Non-Votes	7,725,266.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

3O. Eliminate: Warrants

Affirmative	22,059,398.2124	40.129%	66.671%
Against	1,703,128.7059	3.098%	5.148%
Abstain	1,598,726.7537	2.908%	4.832%
Broker Non-Votes	7,725,265.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009.

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	19,895,402.4661	40.354%	66.813%
Against	1,766,543.0067	3.583%	5.932%
Abstain	1,356,545.1252	2.752%	4.556%
Broker Non-Votes	6,759,229.0000	13.710%	22.699%
TOTAL	29,777,719.5980	60.399%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,286,807.5906	38.404%	62.353%
Against	78,626.7300	2.347%	3.810%
Abstain	107,066.9934	3.195%	5.188%
Broker Non-Votes	591,254.0000	17.645%	28.649%
TOTAL	2,063,755.3140	61.591%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	738,855.8519	31.851%	59.344%
Against	103,603.6381	4.466%	8.321%
Abstain	27,798.2700	1.198%	2.233%
Broker Non-Votes	374,786.0000	16.156%	30.102%
TOTAL	1,245,043.7600	53.671%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	21,682,280.4327	39.442%	65.531%
Against	2,135,615.5073	3.885%	6.455%
Abstain	1,543,359.7320	2.808%	4.665%
Broker Non-Votes	7,725,263.0000	14.053%	23.349%
TOTAL	33,086,518.6720	60.188%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Investment Trust II

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	31,587,155.8019	33.939%	63.924%
Against	2,676,127.7053	2.875%	5.416%
Abstain	2,165,457.2538	2.327%	4.382%
Broker Non-Votes	12,984,778.0000	13.951%	26.278%
TOTAL	49,413,518.7610	53.092%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Small Cap Equity Fund, was held at 601 Congress Street, Boston, Mas-sachusetts, for the purpose of considering and voting on the proposal listed below:

Proposal 1: To elect eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	46,273,460.8221	49.718%	93.645%
Withhold	3,140,057.9389	3.374%	6.355%
TOTAL	49,413,518.7610	53.092%	100.000%
John G. Vrysen
Affirmative	46,214,815.5680	49.655%	93.527%
Withhold	3,198,703.1930	3.437%	6.473%
TOTAL	49,413,518.7610	53.092%	100.000%
James F. Carlin
Affirmative	46,192,768.9196	49.631%	93.482%
Withhold	3,220,749.8414	3.461%	6.518%
TOTAL	49,413,518.7610	53.092%	100.000%
William H. Cunningham
Affirmative	46,186,894.4972	49.625%	93.470%
Withhold	3,226,624.2638	3.467%	6.530%
TOTAL	49,413,518.7610	53.092%	100.000%
Deborah Jackson
Affirmative	46,276,909.9516	49.722%	93.652%
Withhold	3,136,608.8094	3.370%	6.348%
TOTAL	49,413,518.7610	53.092%	100.000%
Charles L. Ladner
Affirmative	46,230,717.9750	49.672%	93.559%
Withhold	3,182,800.7860	3.420%	6.441%
TOTAL	49,413,518.7610	53.092%	100.000%
Stanley Martin
Affirmative	46,176,890.2932	49.614%	93.450%
Withhold	3,236,628.4678	3.478%	6.550%
TOTAL	49,413,518.7610	53.092%	100.000%
Patti McGill Peterson
Affirmative	46,152,230.2207	49.588%	93.400%
Withhold	3,261,288.5403	3.504%	6.600%
TOTAL	49,413,518.7610	53.092%	100.000%
John A. Moore
Affirmative	46,213,936.7495	49.654%	93.525%
Withhold	3,199,582.0115	3.438%	6.475%
TOTAL	49,413,518.7610	53.092%	100.000%

Steven R. Pruchansky
Affirmative	46,179,768.5417	49.618%	93.456%
Withhold	3,233,750.2193	3.474%	6.544%
TOTAL	49,413,518.7610	53.092%	100.000%
Gregory A. Russo
Affirmative	46,176,483.1736	49.614%	93.449%
Withhold	3,237,035.5874	3.478%	6.551%
TOTAL	49,413,518.7610	53.092%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust II and its series, John Hancock Small Cap Equity Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust II and John Hancock Advisers, LLC. (all Funds)

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	8,865,102.2623	37.120%	69.945%
Against	548,911.4902	2.298%	4.331%
Abstain	519,216.9985	2.174%	4.097%
Broker Non-Votes	2,741,105.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3F PASSED ON MAY 5, 2009.

3A. Revise: Concentration

Affirmative	8,836,093.8056	36.998%	69.717%
Against	531,825.5488	2.227%	4.196%
Abstain	565,312.3966	2.367%	4.460%
Broker Non-Votes	2,741,104.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

3B. Revise: Diversification

Affirmative	8,916,402.8692	37.335%	70.350%
Against	484,168.2961	2.027%	3.820%
Abstain	532,664.5857	2.230%	4.203%
Broker Non-Votes	2,741,100.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

3C. Revise: Underwriting

Affirmative	8,794,895.4025	36.826%	69.392%
Against	581,052.1687	2.433%	4.584%
Abstain	557,285.1798	2.333%	4.397%
Broker Non-Votes	2,741,103.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

3D. Revise: Real Estate

Affirmative	8,760,745.5193	36.682%	69.122%
Against	632,076.4863	2.647%	4.987%
Abstain	540,409.7454	2.263%	4.264%
Broker Non-Votes	2,741,104.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

3E. Revise: Loans

Affirmative	8,794,041.0448	36.822%	69.384%
Against	611,107.0377	2.559%	4.822%
Abstain	528,085.6685	2.211%	4.167%
Broker Non-Votes	2,741,102.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

3F. Revise: Senior Securities

Affirmative	8,769,342.8094	36.718%	69.190%
Against	566,445.1381	2.372%	4.469%
Abstain	597,440.8035	2.502%	4.714%
Broker Non-Votes	2,741,107.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASSES A AND B BUT DID NOT PASS FOR CLASSES C AND R1 SHARES ON MAY 5, 2009. (There was no Quorum for Class R1)

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	6,717,902.2002	36.248%	69.842%
Against	521,861.4071	2.816%	5.425%
Abstain	501,363.6427	2.705%	5.212%
Broker Non-Votes	1,877,656.0000	10.131%	19.521%
TOTAL	9,618,783.2500	51.900%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,512,374.0161	42.497%	67.712%
Against	105,070.4010	2.952%	4.704%
Abstain	51,724.8679	1.453%	2.316%
Broker Non-Votes	564,360.0000	15.858%	25.268%
TOTAL	2,233,529.2850	62.760%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	399,973.3192	28.795%	52.623%
Against	29,805.5240	2.146%	3.921%
Abstain	31,385.1838	2.260%	4.129%
Broker Non-Votes	298,916.0000	21.521%	39.327%
TOTAL	760,080.0270	54.722%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	17,198.2070	12.660%	84.649%
Against	186.0000	.137%	.915%
Abstain	2,932.0000	2.158%	14.431%
Broker Non-Votes	1.0000	.001%	.005%
TOTAL	20,317.2070	14.956%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure (All Funds except Classic Value II, International Classic Value, and Small Cap Funds).

Affirmative	8,709,682.0683	36.469%	68.719%
Against	687,032.6169	2.877%	5.421%
Abstain	536,513.0658	2.246%	4.233%
Broker Non-Votes	2,741,108.0000	11.477%	21.627%
TOTAL	12,674,335.7510	53.069%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Investment Trust II

PROPOSAL 6 DID NOT PASS ON MAY 5, 2009.

6. Revision to merger approval requirements (all Trusts).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	31,587,155.8019	33.939%	63.924%
Against	2,676,127.7053	2.875%	5.416%
Abstain	2,165,457.2538	2.327%	4.382%
Broker Non-Votes	12,984,778.0000	13.951%	26.278%
TOTAL	49,413,518.7610	53.092%	100.000%